Equitable Accumulator
Select(SM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED OCTOBER 18, 1999 AS REVISED MARCH 1, 2000

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus EQ Advisors Trust, which contains important information about its portfolios.

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WHAT IS THE EQUITABLE ACCUMULATOR SELECT?

Equitable Accumulator Select is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or fixed maturity options ("investment options"). There is no withdrawal charge under the contract. However, we deduct a distribution charge calculated as a percentage of the amounts in the variable investment options. We deduct this charge for the life of the contract. This contract is not available in New York.


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VARIABLE INVESTMENT OPTIONS
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FIXED INCOME OPTIONS
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DOMESTIC FIXED INCOME                        AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
o  Alliance Intermediate                     o  Alliance High Yield
    Government Securities
o  Alliance Money Market
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EQUITY OPTIONS
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DOMESTIC EQUITY
--------------------------------------------------------------------------------
o  Alliance Common Stock                     o  MFS Research
o  Alliance Growth and Income                o  Merrill Lynch Basic Value
o  EQ/Alliance Premier Growth                    Equity
o  BT Equity 500 Index                       o  EQ/Putnam Growth & Income
o  Capital Guardian Research                     Value
o  Capital Guardian U.S. Equity              o  T. Rowe Price Equity Income
o  MFS Growth with Income
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
o  Alliance Global                           o  Morgan Stanley Emerging
o  Alliance International                         Markets Equity
o  BT International Equity Index             o  T. Rowe Price International
                                                  Stock
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
o  Alliance Aggressive Stock                 o  MFS Emerging Growth
o  Alliance Small Cap Growth                     Companies
o  BT Small Company Index                    o  Warburg Pincus Small
o  EQ/Evergreen                                  Company Value
--------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
--------------------------------------------------------------------------------
o  Alliance Conservative                     o  Merrill Lynch World Strategy
     Investors                               o  EQ/Putnam Balanced
o  Alliance Growth Investors
o  EQ/Evergreen Foundation
--------------------------------------------------------------------------------

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 45. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o    A nonqualified annuity ("NQ") for after-tax contributions only.

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An individual retirement annuity ("IRA"), either traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $25,000 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated October 18, 1999 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF
PRINCIPAL.

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2  CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus

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EQUITABLE ACCUMULATOR SELECT(SM)

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Index of key words and phrases                                               4
Who is Equitable Life?                                                       5
How to reach us                                                              6
Equitable Accumulator Select at a glance--key features                       8

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FEE TABLE                                                                   10
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Example                                                                     13
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1
CONTRACT FEATURES AND BENEFITS                                              15
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How you can purchase and contribute to your contract                        15
Owner and annuitant requirements                                            17
How you can make your contributions                                         17
What are your investment options under the contract?                        17
Allocating your contributions                                               21
Your benefit base                                                           22
Annuity purchase factors                                                    23
Our baseBUILDER option                                                      22
Guaranteed minimum death benefit                                            24
Your right to cancel within a certain number of days                        25


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2
DETERMINING YOUR CONTRACT'S VALUE                                           27
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Your account value                                                          27
Your contract's value in the variable investment options                    27
Your contract's value in the fixed maturity options                         27


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We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

REVISED MARCH 1, 2000

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                                                  CONTENTS OF THIS PROSPECTUS  3
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3
TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                            28
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Transferring your account value                                             28
Rebalancing your account value                                              28


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                        29
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Withdrawing your account value                                              29
How withdrawals are taken from your account value                           30
How withdrawals affect your guaranteed minimum income
  benefit and guaranteed minimum death benefit                              30
Loans under Rollover TSA contracts                                          31
Surrendering your contract to receive its cash value                        32
When to expect payments                                                     32
Choosing your annuity payout options                                        32


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5
CHARGES AND EXPENSES                                                        35
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Charges that Equitable Life deducts                                         35
Charges that EQ Advisors Trust deducts                                      36
Group or sponsored arrangements                                             36


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6
PAYMENT OF DEATH BENEFIT                                                    37
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Your beneficiary and payment of benefit                                     37
How death benefit payment is made                                           38
Beneficiary continuation option for Rollover IRA contracts                  38


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7
TAX INFORMATION                                                             40
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Overview                                                                    40
Transfers among investment options                                          40
Taxation of nonqualified annuities                                          40
Special rules for NQ contracts issued in Puerto Rico                        41
Individual retirement arrangements (IRAs)                                   42
Special rules for nonqualified contracts in qualified plans                 50
Tax-Sheltered Annuity contracts (TSAs)                                      50
Federal and state income tax withholding and information reporting          55
Impact of taxes to Equitable Life                                           56


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8
MORE INFORMATION                                                            57
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About our Separate Account No. 45                                           57
About EQ Advisors Trust                                                     57
About our fixed maturity options                                            58
About the general account                                                   59
About other methods of payment                                              59
Dates and prices at which contract events occur                             60
About your voting rights                                                    60
About our year 2000 progress                                                61
About legal proceedings                                                     62
About our independent accountants                                           62
Transfers of ownership, collateral assignments, loans, and
  borrowing                                                                 62
Distribution of the contracts                                               62


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9
INVESTMENT PERFORMANCE                                                      63
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Benchmarks                                                                  63
Communicating performance data                                              72


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10
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                             74
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APPENDICES
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I--Purchase considerations for QP contracts                                 A-1
II--Market value adjustment example                                         B-1
III--Guaranteed minimum death benefit example                               C-1


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STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS
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REVISED MARCH 1, 2000

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4  INDEX OF KEY WORDS AND PHRASES
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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


TERM                                                                 PAGE IN
                                                                    PROSPECTUS
account value                                                           27
annuitant                                                               15
annuity payout options                                                  32
Annuity purchase factor                                                 23
baseBUILDER                                                             23
beneficiary                                                             37
benefit base                                                            22
business day                                                            60
cash value                                                              27
conduit IRA                                                             45
contract date                                                           16
contract date anniversary                                               16
contract year                                                           16
contributions to Roth IRAs                                              48
     rollover contributions                                             48
     conversion contributions                                           48
     direct custodian-to-custodian transfers
     contributions to traditional IRAs                                  42
     rollover contributions                                             42
     direct custodian-to-custodian transfers                            43
ERISA                                                                   31
fixed maturity amount                                                   19
fixed maturity options                                                  19
guaranteed minimum death benefit                                        24
guaranteed minimum income benefit                                       23
IRA                                                                     42
IRS                                                                     40
investment options                                                      17
loan reserve account                                                    31
market adjusted amount                                                  20
market value adjustment                                                 20
maturity value                                                          20
NQ                                                                      40
participant                                                             17
portfolio                                                             cover
processing office                                                        6
QP                                                                      50
rate to maturity                                                        19
recharacterized                                                         43
Required Beginning Date                                                 45
Rollover IRA                                                          cover
Rollover TSA                                                          cover
Roth IRA                                                                47
Roth Conversion IRA                                                   cover
SAI                                                                   cover
SEC                                                                   cover
TOPS                                                                    6
TSA                                                                     50
traditional IRA                                                         42
unit                                                                    27
variable investment options                                             17

To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract. Your financial professional can provide further explanation about your contract or supplemental materials.


   ---------------------------------------------------------------------------
   PROSPECTUS                     CONTRACT OR SUPPLEMENTAL MATERIALS
   ---------------------------------------------------------------------------
   fixed maturity options         Guarantee Periods (Guaranteed Fixed Interest
                                  Accounts in supplemental materials)
   variable investment options    Investment Funds
   account value                  Annuity Account Value
   rate to maturity               Guaranteed Rates
   unit                           Accumulation Unit
   ---------------------------------------------------------------------------

REVISED MARCH 1, 2000

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                                                       WHO IS EQUITABLE LIFE?  5
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Who is Equitable Life?

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We are The Equitable Life Assurance Society of the United States ("Equitable
Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------




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HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:

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FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
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Equitable Accumulator Select
P.O. Box 13014
Newark, NJ 07188-0014

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FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
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Equitable Accumulator Select
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator Select
P.O. Box 1547
Secaucus, NJ 07096-1547

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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator Select
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

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REPORTS WE PROVIDE:
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o    written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.

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TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") SYSTEM
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    rates to maturity for the fixed maturity options; and

o    the daily unit values for the variable investment options.

You can also:

o change your allocation percentages and/or transfer among the investment options; and

o    obtain or change your personal identification number (PIN).


TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1-888-909-7770. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

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                                                       WHO IS EQUITABLE LIFE?  7
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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.

You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of a traditional IRA contract to a Roth Conversion IRA contract;

(2)  election of the automatic investment program;

(3)  election of the rebalancing program;

(4)  requests for loans under Rollover TSA contracts;

(5)  spousal consent for loans under Rollover TSA contracts;

(6)  contract surrender and withdrawal requests;

(7)  tax withholding election; and

(8)  election of the beneficiary continuation option.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers between investment options; and

(4)  requests to exercise your guaranteed minimum income benefit.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  general dollar cost averaging;

(3)  rebalancing;

(4)  special dollar cost averaging;

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

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8  EQUITABLE ACCUMULATOR SELECT AT A GLANCE -- KEY FEATURES
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Equitable Accumulator Select at a glance -- key features

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
----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL                       Equitable Accumulator Select's variable investment options invest in 30 different portfolios
 INVESTMENT                        managed by professional investment advisers.
 MANAGEMENT
----------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY                     o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
 OPTIONS
                                   o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                                   -----------------------------------------------------------------------------------------------
                                   If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates.  This may increase or decrease any value that you have left in that fixed maturity option.  If you surrender your contract, a market value adjustment may also apply.
----------------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES                     o On earnings inside the         No tax on any dividends, interest or capital gains until you
                                     contract                       make withdrawals from your contract or receive annuity payments.
                                   -----------------------------------------------------------------------------------------------
                                   o On transfers inside the        No tax on transfers among investment options.
                                   -----------------------------------------------------------------------------------------------
                                   If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
----------------------------------------------------------------------------------------------------------------------------------
baseBUILDER(R) PROTECTION          baseBUILDER combines a guaranteed minimum income benefit with the guaranteed minimum death benefit provided under the contract.  The guaranteed minimum income benefit provides income protection for you while the annuitant lives.  The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die.
----------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS               Initial minimum:                        $25,000

                                   Additional minimum:                     $1,000
                                                                           $100 monthly and $300 quarterly under our automatic
                                                                           investment program (NQ contracts)
                                   -----------------------------------------------------------------------------------------------
                                   Maximum contribution limitations may apply.
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ACCESS TO YOUR MONEY               o Lump sum withdrawals

                                   o Several withdrawal options on a periodic basis

                                   o Loans under Rollover TSA contracts

                                   o Contract surrender

                                   You may incur income tax and a tax penalty.
----------------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES                o Annuity payout options

                                   o Income Manager(R) payout options
----------------------------------------------------------------------------------------------------------------------------------

REVISED MARCH 1, 2000

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                     EQUITABLE ACCUMULATOR SELECT AT A GLANCE -- KEY FEATURES  9
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES                o Guaranteed minimum death benefit even if you do not elect baseBUILDER

                                   o Dollar cost averaging

                                   o Automatic investment program

                                   o Account value rebalancing (quarterly, semiannually, and annually)

                                   o Unlimited free transfers
----------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES                   o Daily charges on amounts invested in variable investment options for mortality and expense risks, administrative, and distribution charges at an annual rate of 1.60%.

                                   o Annual 0.30% benefit base charge for the option baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "your benefit base" in "Contract features and benefits." If you don't elect
                                     baseBUILDER, you still receive a guaranteed minimum death benefit under your contract at no additional charge.

                                   o No sales charge deducted at the time you make contributions, no withdrawal charge, and no annual contract fee.

                                   o We deduct a charge for taxes such as premium taxes that may be imposed in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                                   o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.

                                   o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.

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ANNUITANT ISSUE AGES               NQ: 0-85
                                   Rollover IRA, Roth Conversion IRA, and Rollover TSA: 20-85
                                   QP: 20-75
----------------------------------------------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.

REVISED MARCH 1, 2000

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10  FEE TABLE
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Fee table

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The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

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CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL
PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Mortality and expense risks(1)                                     1.10%
Administrative(2)                                                  0.25%
Distribution                                                       0.25%
                                                                   -----
Total annual expenses                                              1.60%

--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
--------------------------------------------------------------------------------
BASEBUILDER BENEFIT CHARGE (calculated as a percentage
of the benefit base. Deducted annually on each contract
date anniversary)(3)                                               0.30%
--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         TOTAL
                                                                                                    OTHER                ANNUAL
                                                                                                   EXPENSES             EXPENSES
                                                             MANAGEMENT                         (AFTER EXPENSE       (AFTER EXPENSE
                                                               FEES(4)       12B-1 FEE(5)       LIMITATION)(6)       LIMITATION)(7)
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                                       0.54%            0.25%              0.04%                0.83%
Alliance Common Stock                                           0.36%            0.25%              0.04%                0.65%
Alliance Conservative Investors                                 0.48%            0.25%              0.06%                0.79%
Alliance Global                                                 0.64%            0.25%              0.08%                0.97%
Alliance Growth and Income                                      0.55%            0.25%              0.04%                0.84%
Alliance Growth Investors                                       0.51%            0.25%              0.05%                0.81%
Alliance High Yield                                             0.60%            0.25%              0.04%                0.89%
Alliance Intermediate Government Securities                     0.50%            0.25%              0.06%                0.81%
Alliance International                                          0.90%            0.25%              0.17%                1.32%
Alliance Money Market                                           0.35%            0.25%              0.03%                0.63%
EQ/Alliance Premier Growth                                      0.90%            0.25%              0.00%                1.15%
Alliance Small Cap Growth                                       0.90%            0.25%              0.06%                1.21%
BT Equity 500 Index                                             0.25%            0.25%              0.05%                0.55%
BT International Equity Index                                   0.35%            0.25%              0.40%                1.00%
BT Small Company Index                                          0.25%            0.25%              0.25%                0.75%
Capital Guardian Research                                       0.65%            0.25%              0.05%                0.95%
Capital Guardian U.S. Equity                                    0.65%            0.25%              0.05%                0.95%
EQ/Evergreen                                                    0.75%            0.25%              0.05%                1.05%
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                   FEE TABLE  11
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         TOTAL
                                                                                                    OTHER                ANNUAL
                                                                                                   EXPENSES             EXPENSES
                                                             MANAGEMENT                         (AFTER EXPENSE       (AFTER EXPENSE
                                                               FEES(4)       12B-1 FEE(5)       LIMITATION)(6)       LIMITATION)(7)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                         0.63%            0.25%              0.07%                0.95%
Merrill Lynch Basic Value Equity                                0.55%            0.25%              0.05%                0.85%
Merrill Lynch World Strategy                                    0.70%            0.25%              0.25%                1.20%
MFS Emerging Growth Companies                                   0.55%            0.25%              0.05%                0.85%
MFS Growth with Income                                          0.55%            0.25%              0.05%                0.85%
MFS Research                                                    0.55%            0.25%              0.05%                0.85%
Morgan Stanley Emerging Markets Equity                          1.15%            0.25%              0.35%                1.75%
EQ/Putnam Balanced                                              0.55%            0.25%              0.10%                0.90%
EQ/Putnam Growth & Income Value                                 0.55%            0.25%              0.05%                0.85%
T. Rowe Price Equity Income                                     0.55%            0.25%              0.05%                0.85%
T. Rowe Price International Stock                               0.75%            0.25%              0.20%                1.20%
Warburg Pincus Small Company Value                              0.65%            0.25%              0.10%                1.00%
-----------------------------------------------------------------------------------------------------------------------------------

----------
Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) We reserve the right to increase this charge to a maximum annual rate of 0.35%.

(3) This charge is for providing a guaranteed minimum income benefit in combination with the guaranteed minimum death benefit available under the contract. The benefit base is described under "Your benefit base" in "Contract features and benefits."

(4) The management fees or the maximum management fees, if a maximum applies, for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(5) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(6) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (7) for any expense limitation agreements.

     On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998. The restated expenses reflect an increase of 0.01%.

(7) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 0.90% for EQ/Alliance Premier Growth; 0.30% for BT Equity 500 Index; 0.75% for BT International Equity Index; 0.50% for BT Small Company Index; 0.70% for Capital Guardian Research and Capital Guardian U.S. Equity; 0.80% for EQ/Evergreen; 0.70% for EQ/Evergreen Foundation; 0.60% for Merrill Lynch Basic Value Equity, MFS Emerging Growth Companies, MFS Growth with Income, and MFS Research; 0.95% for Merrill Lynch World

--------------------------------------------------------------------------------
12  FEE TABLE
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

     Strategy; 1.50% for Morgan Stanley Emerging Markets Equity; 0.65% for EQ/Putnam Balanced; 0.60% for EQ/Putnam Growth & Income Value and T. Rowe Price Equity Income; 0.95% for T. Rowe Price International Stock; and 0.75% for Warburg Pincus Small Company Value. The expenses shown for the BT International Equity Index and BT Small Company Index portfolios reflect an increase effective on May 1, 1999.

     Absent the expense limitation, the "Other Expenses" for 1998 on an annualized basis for each of the portfolios would have been as follows:
     0.33% for BT Equity 500 Index; 0.89% for BT International Equity Index; 1.31% for BT Small Company Index; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 0.24% for MFS Emerging Growth Companies; 0.25% for MFS Research; 1.23% for Morgan Stanley Emerging Markets Equity; 0.45% for EQ/Putnam Balanced; 0.24% for EQ/Putnam Growth & Income Value and T. Rowe Price Equity Income; 0.40% for T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value. For the following portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation; and 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income portfolios and April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity portfolios.

     Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

EXAMPLE

The example below shows the expenses that a hypothetical contract owner (who has elected baseBUILDER) would pay in the situation illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1)

The example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

--------------------------------------------------------------------------------------------------------------
                                                                    AT THE END OF EACH PERIOD SHOWN,
                                                                          THE EXPENSES WOULD BE:
                                                             -------------------------------------------------
                                                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                                    $27.78      $85.45       $146.06       $311.37
Alliance Common Stock                                        $26.00      $80.11       $137.17       $293.77
Alliance Conservative Investors                              $27.39      $84.28       $144.10       $307.50
Alliance Global                                              $29.17      $89.60       $152.94       $324.88
Alliance Growth and Income                                   $27.88      $85.75       $146.55       $312.34
Alliance Growth Investors                                    $27.59      $84.87       $145.08       $309.43
Alliance High Yield                                          $28.38      $87.24       $149.02       $317.19
Alliance Intermediate Government Securities                  $27.59      $84.87       $145.08       $309.43
Alliance International                                       $32.64      $99.93       $169.97       $357.85
Alliance Money Market                                        $25.80      $79.51       $136.17       $291.77
EQ/Alliance Premier Growth                                   $30.96      $94.93          --            --
Alliance Small Cap Growth                                    $31.55      $96.69       $164.64       $347.60
BT Equity 500 Index                                          $25.01      $77.13       $132.19       $283.84
BT International Equity Index                                $29.47      $90.50       $154.42       $327.76
BT Small Company Index                                       $26.99      $83.08       $142.11       $303.58
Capital Guardian Research                                    $28.97      $89.02          --            --
Capital Guardian U.S. Equity                                 $28.97      $89.02          --            --
EQ/Evergreen                                                 $29.97      $91.97          --            --
EQ/Evergreen Foundation                                      $28.97      $89.02          --            --
Merrill Lynch Basic Value Equity                             $27.98      $86.05       $147.04       $313.31
Merrill Lynch World Strategy                                 $31.45      $96.40       $164.16       $346.68
MFS Emerging Growth Companies                                $27.98      $86.05       $147.04       $313.31
MFS Growth with Income                                       $27.98      $86.05          --            --
MFS Research                                                 $27.98      $86.05       $147.04       $313.31
Morgan Stanley Emerging Markets Equity                       $36.91     $112.51       $190.55       $396.85
EQ/Putnam Balanced                                           $28.48      $87.53       $149.50       $318.14
EQ/Putnam Growth & Income Value                              $27.98      $86.05       $147.04       $313.31
T. Rowe Price Equity Income                                  $27.98      $86.05       $147.04       $313.31
T. Rowe Price International Stock                            $31.45      $96.40       $164.16       $346.68
Warburg Pincus Small Company Value                           $29.47      $90.50       $154.42       $327.76
--------------------------------------------------------------------------------------------------------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a life annuity payout option, the expenses shown in the example would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  15
--------------------------------------------------------------------------------

1
Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum initial contribution of $25,000 for you to purchase a contract. You may make additional contributions of at least $1,000 each, subject to limitations noted below. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR
CONTRACT         ANNUITANT
TYPE             ISSUE AGES      SOURCE OF CONTRIBUTIONS                           LIMITATIONS ON CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
NQ               0 through 85    o After-tax money.                                o No additional contributions after
                                                                                     age 86.

                                 o Paid to us by check or transfer of contract
                                   value in a tax-deferred exchange under Section
                                   1035 of the Internal Revenue Code.

-----------------------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 85   o Rollovers from a qualified plan.                o No rollover or direct transfer
                                                                                     contributions after age 86.
                                 o Rollovers from a TSA.
                                                                                     Contributions after age 70 1/2 must be
                                 o Rollovers from another traditional individual     net of required minimum distributions.
                                   retirement arrangement.
                                                                                   o Regular IRA contributions are not permitted.
                                 o Direct custodian-to-dustodian transfers
                                   from another traditional individual
                                   retirement arrangement.

-----------------------------------------------------------------------------------------------------------------------------------
Roth Conversion  20 through 85   o Rollovers from another Roth IRA.                o No additional rollover or direct transfer
IRA                                                                                  contributions after age 86.
                                 o Conversion rollovers from a traditional
                                   IRA.                                            o Conversion rollovers after age 70 1/2 must
                                                                                     be net of required minimum distributions for
                                 o Direct transfers from another Roth IRA.           the traditional IRA you are rolling over.

                                                                                   o You cannot roll over funds from a traditional
                                                                                     IRA if your adjusted gross income is $100,000
                                                                                     or more.

                                                                                   o Regular after-tax contributions are not
                                                                                     permitted.

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR
CONTRACT         ANNUITANT
TYPE             ISSUE AGES       SOURCE OF CONTRIBUTIONS                          LIMITATIONS ON CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
QP               20 through 75    o Only transfer contributions from an existing   o Regular ongoing payroll contributions are not
                                    qualified plan trust as a change of investment   permitted.
                                    vehicle under the plan.
                                                                                   o Only one additional contribution may be made
                                  o The plan must be qualified under Section 401(a)  during a contract year.
                                    of the Internal Revenue Code.
                                                                                   o No additional transfer contributions after
                                  o For 401(k) plans, transferred contributions      age 76.
                                    may only include employee pre-tax
                                    contributions.                                 o For defined benefit plans, employee
                                                                                     contributions are not permitted.

                                                                                   o Contributions after age 70 1/2 must be
                                                                                     net of any required minimum distributions.

-----------------------------------------------------------------------------------------------------------------------------------
Rollover TSA     20 through 85    o Rollovers from another TSA contract or         o No additional rollover or direct transfer
                                    arrangement.                                     contributions after age 86.

                                  o Rollovers from a traditional IRA which         o Contributions after age 70 1/2 must be
                                    was a "conduit" for TSA funds previously         net of required minimum distributions.
                                    rolled over.

                                  o Direct transfers from another contract
                                    or arrangement under Section 403(b)
                                    of the Internal Revenue Code, complying
                                    with IRS Revenue Code, complying with
                                    IRS Revenue Ruling 90-24.
-----------------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

--------------------------------------------------------------------------------
The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
--------------------------------------------------------------------------------

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts, the owner and annuitant must be the same person.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I for more information on QP contracts.

--------------------------------------------------------------------------------
A participant is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made under our automatic investment program. This method of payment is discussed in detail under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator Select NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 30 variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 30 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                                  OBJECTIVE                                        ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       Long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                           Long-term growth of capital and increasing       Alliance Capital Management L.P.
                                                income
------------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                 High total return without, in the                Alliance Capital Management L.P.
                                                adviser's opinion, undue risk to
                                                principal
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global                                 Long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                      High total return through a combination of       Alliance Capital Management L.P.
                                                current income and capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                       High total return consistent with the            Alliance Capital Management L.P.
                                                adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             High return by maximizing current income         Alliance Capital Management L.P.
                                                and, to the extent consistent with that
                                                objective, capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government                High current income consistent with              Alliance Capital Management L.P.
Securities                                      relative stability of principal
------------------------------------------------------------------------------------------------------------------------------------
Alliance International                          Long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           High level of current income while               Alliance Capital Management L.P.
                                                preserving assets and maintaining
                                                liquidity
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                      Long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                       Long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                             Replicate as closely as possible (before         Bankers Trust Company
                                                deduction of portfolio expenses) the total
                                                return of the Standard & Poor's 500
                                                Composite Stock Price Index
------------------------------------------------------------------------------------------------------------------------------------

BT International Equity Index                   Replicate as closely as possible (before         Bankers Trust Company
                                                deduction of portfolio expenses) the total
                                                return of the Morgan Stanley Capital
                                                International Europe, Australia, Far East
                                                Index
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                          Replicate as closely as possible (before         Bankers Trust Company
                                                deduction of portfolio expenses) the total
                                                return of the Russell 2000 Index
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                               OBJECTIVE                                       ADVISER
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                    Long-term growth of capital                   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                 Long-term growth of capital                   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                 Capital appreciation                          Evergreen Asset Management Corp.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                      In order of priority, reasonable income,      Evergreen Asset Management Corp.
                                             conservation of capital, and capital
                                             appreciation
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity             Capital appreciation and secondarily,         Merrill Lynch Asset Management, L.P.
                                             income
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                 High total investment return                  Merrill Lynch Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                Long-term capital growth                      Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                       Reasonable current income and long-term       Massachusetts Financial Services Company
                                             growth of capital and income
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                                 Long-term growth of capital and future        Massachusetts Financial Services Company
                                             income
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity       Long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                           Balanced investment
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value              Capital growth, current income is a
                                             secondary objective
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  Substantial dividend income and also          T. Rowe Price Associates, Inc.
                                             capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International                  Long-term growth of capital                   Rowe Price-Fleming International, Inc.
Stock
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value           Long-term capital appreciation                Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to
maturity.
--------------------------------------------------------------------------------


The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. The rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2000 through 2009. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or

o    the rate to maturity is 3%

YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b)  withdraw the maturity value.

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

REVISED MARCH 1, 2000

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix II of this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.

For example, if your initial contribution is $10,000, and on August 2, 1999 you chose the fixed maturity option with a maturity date of February 15, 2009, since the rate to maturity was 5.60% on August 2, 1999, we would have allocated $5,943.72 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually transfer amounts from the Alliance Money Market option to the other variable investment options by periodically transferring approximately the same dollar amount to the other variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.


--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. You may dollar cost average from the Alliance Money Market option into any of the other variable investment options. You must allocate your entire initial contribution into the Alliance Money Market option. We will transfer your value in the Alliance Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. The transfer date will be the same day of the month as the contract date, but not later than the 28th. All amounts will be transferred out by the end of the first contract year or such other period we may offer. Under this program we will not deduct the

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


mortality and expense risks, administrative, and distribution charges from assets in the Alliance Money Market option. You may not allocate additional contributions to the Alliance Money Market option under this program.

The only amounts that should be transferred from the Alliance Money Market option are your regularly scheduled monthly transfers to the other variable investment options. If you request to transfer or withdraw any other amounts, we will transfer all of the value that you have remaining in the Alliance Money Market option to the other investment options according to the allocation percentages we have on file for you. As a result, you will no longer be able to participate in the special dollar cost averaging program. You may also ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.


If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                                 --------------

You may not elect dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options."

YOUR BENEFIT BASE

The benefit base is used to calculate the guaranteed minimum income benefit. See "Our baseBUILDER option." The benefit base is equal to:

o    your initial contribution and any additional contributions to the contract;
     plus

o    daily interest through the annuitant's age 80; less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less

o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

The effective annual interest rate credited to the benefit base is:

o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market and the Alliance Intermediate Government Securities options), and the account for special dollar cost averaging; and

o 3% for the benefit base with respect to the Alliance Money Market and the Alliance Intermediate Government Securities options, the fixed maturity options and the loan reserve account.

No interest is credited after the annuitant is age 80.


--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value.
--------------------------------------------------------------------------------

REVISED MARCH 1, 2000


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                                              CONTRACT FEATURES AND BENEFITS  23
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--------------------------------------------------------------------------------

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option." The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

OUR BaseBUILDER OPTION

The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."

The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit" below. baseBUILDER is currently not available in New York.

The guaranteed minimum income benefit guarantees you a minimum amount of fixed income for your life (or the life of a joint annuitant, if applicable) under our life annuity payout option. For more information on the life annuity payout option, see "Choosing your annuity payout options" in "Accessing your money" later in the prospectus.

--------------------------------------------------------------------------------
The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------

When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the life annuity payout option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a life annuity payout option. You will begin receiving payments one payment period after the life annuity payout option is issued. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death. There is no continuation of benefits following the annuitant's (or joint annuitant's, if applicable) death.

Before you elect baseBUILDER you should consider the fact that the guaranteed minimum income benefit is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT.

The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, using the guaranteed annuity purchase factors as of March 1, 2000, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market option or the fixed maturity options.

REVISED MARCH 1, 2000


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24  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                            GUARANTEED MINIMUM
     CONTRACT DATE                     INCOME BENEFIT--ANNUAL INCOME
 ANNIVERSARY AT EXERCISE                     PAYABLE FOR LIFE
------------------------               -----------------------------
        10                                       $10,816
        15                                       $16,132

--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT.
On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the life annuity payout contract is issued.

You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least 45 and no older than 49 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract anniversary beginning with the 10th contract date anniversary.

Please note:
-----------

(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th birthday; and

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available; and

(iii) if the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised.

For QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

GUARANTEED MINIMUM DEATH BENEFIT

A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you don't elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

Applicable for annuitant ages 0 through 79 at issue of NQ contracts; 20 through 79 at issue of Rollover IRA, Roth Conversion IRA, and Rollover TSA contracts; and 20 through 75 at issue of QP contracts.

You may elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. On the contract date, the guaranteed minimum death benefit equals your initial contribution. Thereafter, the guaranteed minimum death benefit will be credited with interest each day through the annuitant's age 80. The effective annual interest rate is 5% for amounts in the variable investment options (other than

REVISED MARCH 1, 2000


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                                              CONTRACT FEATURES AND BENEFITS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


the Alliance Money Market option and Alliance Intermediate Government Securities option) and in the special dollar cost averaging program. Amounts in the Alliance Money Market option, Alliance Intermediate Government Securities option, the fixed maturity options and in a Rollover TSA contract loan reserve account will be credited with interest at a 3% effective annual rate. No interest is credited after the annuitant is age 80.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the additional contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit for the withdrawal on the date you take the withdrawal.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down.

If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your guaranteed minimum death benefit on the date you take the withdrawal.

Applicable for annuitant ages 80 through 85 when the contract is issued.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will adjust your guaranteed minimum death benefit if you take any withdrawals.

                                 -------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" under "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit.

See Appendix III for an example of how we calculate the guaranteed minimum death benefit.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. In some states, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i) or (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o    you cancel your contract during the free look period; or

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26  CONTRACT FEATURES AND BENEFITS
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--------------------------------------------------------------------------------


o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

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                                           DETERMINING YOUR CONTRACT'S VALUE  27
--------------------------------------------------------------------------------


2
Determining your contract's value


--------------------------------------------------------------------------------


YOUR ACCOUNT VALUE

Your "account value" is the total of the (i) values you have in the variable investment options and (ii) market adjusted amounts in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value. If you have a Rollover TSA contract with an outstanding loan, your cash value is also reduced by the amount of any outstanding loan plus accrued interest. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, minus daily charges for mortality and expense risks, administrative, and distribution expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options. In addition, when we deduct the baseBUILDER benefits charge the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

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28  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------


TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3%.

o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

You may request a transfer in writing or by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested and then cancel the rebalancing program.

You may not elect the rebalancing program if you are participating in a dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

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                                                        ACCESSING YOUR MONEY  29
--------------------------------------------------------------------------------


4
Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
                              METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                          SUBSTANTIALLY        MINIMUM
CONTRACT         LUMP SUM     SYSTEMATIC      EQUAL         DISTRIBUTION
--------------------------------------------------------------------------------
NQ                  Yes          Yes           No                 No
--------------------------------------------------------------------------------
Rollover IRA        Yes          Yes           Yes                Yes
--------------------------------------------------------------------------------
Roth
  Conversion
  IRA               Yes          Yes           Yes                No
--------------------------------------------------------------------------------
QP                  Yes           No           No                 Yes
--------------------------------------------------------------------------------
Rollover
  TSA               Yes*          No           No                 Yes
--------------------------------------------------------------------------------

* For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax information -- Tax Sheltered Annuity contracts (TSAs)."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ, Rollover IRA, and Roth Conversion IRA contracts only)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own a Rollover IRA or Roth Conversion IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA and Roth Conversion IRA contracts only)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have

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30  ACCESSING YOUR MONEY
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--------------------------------------------------------------------------------


otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age 59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, QP, and Rollover TSA contracts only -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

INCOME BENEFIT

Benefit base -- Your current benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current benefit base on a pro rata basis.

DEATH BENEFIT

5% Roll up to age 80 -- If you elect the 5% roll up to age 80 guaranteed minimum death benefit, your current guaranteed minimum death benefit will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on

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                                                        ACCESSING YOUR MONEY  31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your current guaranteed minimum death benefit on a pro rata basis.

Annual ratchet to age 80 --If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 85 --If your contract was issued when the annuitant was between ages 80 and 85, each withdrawal will always reduce your current guaranteed minimum death benefit on a pro rata basis.

                                 -------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x
 .40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is

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32  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

CHOOSING YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator Select offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the six different annuity payout options listed below. Restrictions apply, depending on the type of contract you own. In addition, you may receive only fixed level life annuity payments if you elect the guaranteed minimum income benefit under baseBUILDER.

--------------------------------------------------------------------------------
Annuity payout options                    Life annuity
                                          Life annuity--period certain
                                          Life annuity--refund certain
                                          Period certain annuity
--------------------------------------------------------------------------------
Income Manager payout options             Life annuity with a period certain
                                          Period certain annuity
--------------------------------------------------------------------------------

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o    Life annuity: An annuity that guarantees payments for the

REVISED MARCH 1, 2000


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                                                        ACCESSING YOUR MONEY  33
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     rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity -- period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. A life annuity with a period certain of 10 years is the normal form of annuity under the contracts. The period certain cannot extend beyond the annuitant's life expectancy.

o Life annuity -- refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o    Life annuity

o    Life annuity -- period certain

o    Joint and survivor life annuity (100% to survivor)

o    Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity Unit Values" in the SAI.

We may offer other payout options not outlined here. Your financial professional can provide details.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin.

For NQ, Rollover IRA, and Roth Conversion IRA contracts, unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. The only payout options available under QP contracts and Rollover TSA contracts are the life annuity 10 year period certain and the joint and survivor life annuity 10 year period certain. You choose whether these payments will be either fixed or variable.

You can choose the date annuity payments begin but it may not be earlier than one year from the contract date. You can
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34  ACCESSING YOUR MONEY
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change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1)  the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)  in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract. Amounts in the fixed maturity options that are applied to a payout option before a maturity date will result in a market value adjustment.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

INCOME MANAGER PAYOUT OPTIONS

For NQ, Rollover IRA, and Roth Conversion IRA contracts, two Income Manager payout options are also available. These are the Income Manager (life annuity with a period certain) and the Income Manager (period certain).

For QP contracts, the Income Manager payout options are available only after the trustee of the qualified plan directly rolls over the QP contract to a Rollover IRA contract. In this process the ownership of the QP contract is changed to the annuitant. The rollover to a Rollover IRA contract and the change of ownership may only occur when the annuitant will no longer be a participant in the qualified plan.

For Rollover TSA contracts, the Income Manager payout annuity options are available only after the Rollover TSA contract is rolled over to a Rollover IRA contract. This may generally occur when you are age 59 1/2, or you have separated from service with the employer who provided the Rollover TSA funds.

The Income Manager (life annuity with a period certain) provides guaranteed payments for the annuitant's life or for the annuitant's life and the life of a joint annuitant. The Income Manager (period certain) provides payments for a specified period. The contract owner and annuitant must meet the issue age and payment requirements. Both Income Manager annuities provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with a period certain) also provides guaranteed increasing payments (NQ contracts only).

No additional contributions will be permitted under an Income Manager (life annuity with a period certain).

The Income Manager annuities are described in a separate prospectus. Copies of the most current version are available from your financial professional. To purchase an Income Manager annuity we also require the return of your contract. We will issue an Income Manager annuity to put one of the payout annuities into effect. Depending upon your circumstances, this may be done on a tax-free basis. Please consult your tax adviser.

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                                                        CHARGES AND EXPENSES  35
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5
Charges and expenses


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CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o    A mortality and expense risks charge

o    An administrative charge

o    A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o If you elect the optional benefit a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities, including an Equitable Accumulator contract that has a withdrawal charge but no distribution charge. This other contract may also provide higher rates to maturity for the fixed maturity options. A current prospectus for this other Equitable Accumulator contract may be obtained from your financial professional.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option.

BaseBUILDER BENEFIT CHARGE

If you elect baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches 85, whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity

REVISED MARCH 1, 2000


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36  CHARGES AND EXPENSES
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options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.

CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o    Management fees ranging from 0.25% to 1.15%.

o    12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Rollover IRA and Roth Conversion IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

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                                                    PAYMENT OF DEATH BENEFIT  37
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6
Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.

The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the combined baseBUILDER benefit or not. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.

EFFECT OF THE ANNUITANT'S DEATH


If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For Rollover IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option for Rollover IRA contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

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38  PAYMENT OF DEATH BENEFIT
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o    If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).

BENEFICIARY CONTINUATION OPTION FOR ROLLOVER IRA CONTRACTS

Upon your death under a Rollover IRA contract, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum.

If you die AFTER the "Required Beginning Date" (see "Tax information") for required minimum distributions, the contract will continue if:

(a)  you were receiving minimum distribution withdrawals from this contract; and

(b) the pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available to them. You should contact our processing office for further information.

If you die BEFORE the "Required Beginning Date" (and therefore you were not taking minimum distribution withdrawals under the contract), an eligible beneficiary may take minimum distribution withdrawals under the contract. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. That amount will be used to provide the withdrawals. If the eligible beneficiary elects as described in the next paragraph, these withdrawals will begin by December 31st of the calendar year following your death. These withdrawals will be based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. An eligible beneficiary can choose instead to continue the contract in your name without having to take annual withdrawals. If the beneficiary chooses this option, all amounts must be distributed from the contract by December 31 of the fifth calendar year following your death.

The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. The death benefit will be paid to the beneficiary according to our standard procedures, unless an election is made within 30 days to: (1) receive the death

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                                                    PAYMENT OF DEATH BENEFIT  37
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benefit; (2) continue the contract and take annual withdrawals as described above; or (3) defer payment of the account value for up to five years.

While the contract continues in your name, the beneficiary may make transfers among the investment options. However, additional contributions will not be permitted and the guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value.



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40  TAX INFORMATION
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7
Tax information


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OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator Select contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out

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                                                             TAX INFORMATION  41
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of the contract, and (2) multiplying the result by the amount of the payment.
For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator Select NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator Select NQ contract.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

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42  TAX INFORMATION
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INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o    Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (http:// www.irs.ustreas.gov).

Equitable Life designs its traditional contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA ("Rollover IRA") or Roth IRA ("Roth Conversion IRA"). This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator Select IRA contract has been approved by the IRS as to form for use as a traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator Select IRA contract.

CANCELLATION

You can cancel an Equitable Accumulator Select IRA contract by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Select Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Select Rollover IRA contract by following the instructions in the request for full conversion form. The form is available from our processing office or your financial professional. If you cancel an IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers"); or

o    regular contributions out of earned income or compensation.

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We require that all of your contributions to the Equitable Accumulator Select
Rollover IRA contract must be either a rollover or a direct custodian-to-custodian transfer. See "Rollovers and transfers" below. Since we do not permit regular contributions under the Equitable Accumulator Select Rollover IRA contract, we do not discuss them in great detail in this prospectus.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o    regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o    regular contributions to a traditional IRA made after you reach age
     70 1/2; or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)  the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)  you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o    qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o    other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o    Do it yourself

     You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover

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     You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o    only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o    a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

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In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

     o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

     o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -
April 1). Distributions must start no later than your "required beginning date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to

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use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated

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beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age
59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o    on or after your death; or

o because you are disabled (special federal income tax definition); or used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."
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The Equitable Accumulator Select Roth Conversion IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:


o taxable rollover contributions from traditional IRAs ("conversion" contributions);

o    or tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"); or

o    regular after-tax contributions out of earnings.

Since we only permit direct transfer and rollover contributions under the Equitable Accumulator Select Roth Conversion IRA contract, we do not discuss regular after-tax contributions here. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o    another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out
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of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o    Rollover from a Roth IRA to another Roth IRA;

o    Direct transfer from a Roth IRA to another Roth IRA;

o    Qualified distribution from a Roth IRA; and

o    Return of excess contributions or amounts recharacterized to a traditional
     IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you reach age 59 1/2; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

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Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix I.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Select Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Select Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

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Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Select Rollover TSA contract from TSAs under
Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o    termination of employment with the employer who provided the TSA funds; or

o    reaching age 59 1/2 even if you are still employed; or

o    disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator Select contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Select Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Select TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o    you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Select Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o    rollover by check of the proceeds from another TSA; or

o    direct rollover from another TSA; or

o    direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy), if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Select Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

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WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Select Rollover TSA;

o    you reach age 59 1/2; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o    you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2)  death; or

(3)  retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

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ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits and (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Select Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o    the loan does not qualify under the conditions above;

o    the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.
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You may roll over a distribution from a TSA to another TSA or to a traditional
IRA. A spousal beneficiary may roll over death benefits only to a traditional
IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age
     70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Select Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Select Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

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o    to pay for certain extraordinary medical expenses (special federal income tax definition); or

o    if you are separated from service, any form of payout after you are age 55;
     or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

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You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o    any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o    hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 45 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT OUR SEPARATE ACCOUNT NO. 45

     Each variable investment option is a subaccount of our Separate Account No.
     45. We established Separate Account No. 45 in 1994 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 45 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 45's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 45 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 45.

Each subaccount (variable investment option) within Separate Account No. 45 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 45, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 45 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 45 or a variable investment option directly);

(5) to deregister Separate Account No. 45 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 45;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of
1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.

EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

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ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

The rates to maturity for new allocations as of August 2, 1999 and the related price per $100 of maturity value were as follows:

---------------------------------------------------------------
FIXED MATURITY OPTIONS    RATE TO MATURITY           PRICE
 WITH FEBRUARY 15TH            AS OF              PER $100 OF
  MATURITY DATE OF         AUGUST 2, 1999        MATURITY VALUE
  MATURITY YEAR
---------------------------------------------------------------

      2000                    3.22%                 $98.30
      2001                    4.26%                 $93.77
      2002                    4.76%                 $88.85
      2003                    5.15%                 $83.70
      2004                    5.22%                 $79.36
      2005                    5.34%                 $74.94
      2006                    5.44%                 $70.70
      2007                    5.47%                 $66.91
      2008                    5.57%                 $62.93
      2009                    5.60%                 $59.44
---------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

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Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
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If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. See Appendix III for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the
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add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

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--------------------------------------------------------------------------------


You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. We calculate unit values for our variable investment options as of the end of each business day. This is usually 4:00 p.m., Eastern time. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o    the election of trustees; or

o    the formal approval of independent auditors selected for EQ Advisors Trust;
     or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. Its shares are sold to our separate accounts and an affiliated qualified plan trust.

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                                                             MORE INFORMATION 61
--------------------------------------------------------------------------------


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In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 45 VOTING RIGHTS

If actions relating to Separate Account No. 45 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated, or be the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).

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62  MORE INFORMATION
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ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS,
AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign Rollover IRA, Roth Conversion IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option for Rollover IRA contracts" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract to another similar arrangement.

DISTRIBUTION OF THE CONTRACTS

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an indirect subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 45. AXA Advisors serves as the principal underwriter of Separate Account No. 45. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, New York 10104. Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 45, Equitable Life paid AXA Advisors distribution fees of $325,380 for 1998, as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. Before May 1, 1998, Equitable Distributors, Inc. ("EDI"), also an indirect, wholly owned subsidiary of Equitable Life, served as the distributor of the contracts and the principal underwriter of Separate Account No. 45. Pursuant to a Distribution Agreement between Equitable Life, certain of Equitable Life's separate accounts, including Separate Account No. 45, and EDI, Equitable Life paid EDI distribution fees of $9,444,621 for 1997 and $888,486 for 1996 as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45. By year end 1999, AXA Advisors will no longer be a subsidiary of Equitable Life but will remain an indirect subsidiary of AXA Financial, Inc., Equitable Life's parent.

The contracts will be sold by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also our licensed agents. AXA Advisors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  63
--------------------------------------------------------------------------------


9
Investment performance


--------------------------------------------------------------------------------


We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. The results shown reflect past performance. They do not indicate how the variable investment options may perform in the future. They also do not represent the results earned by any particular investor. Your results will differ.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, including the optional baseBUILDER benefits charge, but do not reflect the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the optional baseBUILDER benefits charge or the charges for any applicable taxes such as premium taxes or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 1999.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge, distribution charge, or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
64  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard & Poor's
  Mid-Cap Total Return Index.

ALLIANCE COMMON STOCK:  Standard & Poor's 500 Index.

ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond Composite Index and
  30% Standard & Poor's 500 Index.

ALLIANCE GLOBAL:  Morgan Stanley Capital International World Index.

ALLIANCE GROWTH AND INCOME:  75% Standard & Poor's 500 Index and 25% Value Line
  Convertibles Index.

ALLIANCE GROWTH INVESTORS:  70% Standard & Poor's 500 Index and 30% Lehman
  Government/Corporate Bond Index.

ALLIANCE HIGH YIELD:  Merrill Lynch High Yield Master Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman Intermediate Government Bond
  Index.

ALLIANCE INTERNATIONAL:  Morgan Stanley Capital International Europe,
  Australia, Far East Index.

ALLIANCE MONEY MARKET:  Salomon Brothers Three-Month T-Bill Index.

EQ/ALLIANCE PREMIER GROWTH:  Standard & Poor's 500 Index.

ALLIANCE SMALL CAP GROWTH:  Russell 2000 Growth Index.

BT EQUITY 500 INDEX:  Standard & Poor's 500 Index.

BT INTERNATIONAL EQUITY INDEX:  Morgan Stanley Capital International Europe,
  Australia, Far East Index.

BT SMALL COMPANY INDEX:  Russell 2000 Index.

CAPITAL GUARDIAN RESEARCH:  Standard & Poor's 500 Index.

CAPITAL GUARDIAN U.S. EQUITY:  Standard & Poor's 500 Index.

EQ/EVERGREEN:  Russell 2000 Index.

EQ/EVERGREEN FOUNDATION:  60% Standard & Poor's 500 Index/40% Lehman Brothers
  Aggregate Bond Index.

MERRILL LYNCH BASIC VALUE EQUITY:  Standard & Poor's 500 Index.

MERRILL LYNCH WORLD STRATEGY:  36% Standard & Poor's 500 Index/24% Morgan
  Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year + 14% Salomon Brothers World Government Bond (excluding U.S.)/and 5% Three-Month U.S. Treasury Bill.

MFS EMERGING GROWTH COMPANIES:  Russell 2000 Index.

MFS GROWTH WITH INCOME:  Standard & Poor's 500 Index.

MFS RESEARCH:  Standard & Poor's 500 Index.

MORGAN STANLEY EMERGING MARKETS EQUITY:  Morgan Stanley Capital International
  Emerging Markets Free Price Return Index.

EQ/PUTNAM BALANCED:  60% Standard & Poor's 500 Index and 40% Lehman
  Government/Corporate Bond Index.

EQ/PUTNAM GROWTH & INCOME VALUE:  Standard & Poor's 500 Index.

T. ROWE PRICE EQUITY INCOME:  Standard & Poor's 500 Index.

T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital International Europe, Australia, Far East Index.

WARBURG PINCUS SMALL COMPANY VALUE:  Russell 2000 Index.

--------------------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Select performance relative to other variable annuity products.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    TABLE 1

            AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED
                             ON DECEMBER 31, 1998:


-----------------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF INVESTMENT PERIOD
                                             --------------------------------------------------------------------
                                                    1         3        5       10     SINCE       SINCE
VARIABLE INVESTMENT OPTIONS                       YEAR      YEARS    YEARS    YEARS   OPTION     PORTFOLIO
                                                                                    INCEPTION*  INCEPTION**
-----------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        (1.55)%    8.51%    9.16%   16.54%   12.01%      15.33%
-----------------------------------------------------------------------------------------------------------------
Alliance Common Stock                            27.00%    25.05%   19.42%   16.22%   23.99%      14.03%
-----------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                  11.79%     8.44%    7.11%      --     9.37%       7.07%
-----------------------------------------------------------------------------------------------------------------
Alliance Global                                  19.56%    13.55%   11.90%   12.46%   13.58%       9.59%
-----------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                       18.63%    20.07%   15.39%      --    18.72%      12.46%
-----------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                        16.93%    13.78%   11.55%      --    14.52%      12.59%
-----------------------------------------------------------------------------------------------------------------
Alliance High Yield                              (6.90)%    9.11%    7.72%    8.85%    9.22%       8.18%
-----------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       5.76%     4.08%    3.17%      --     4.70%       4.70%
-----------------------------------------------------------------------------------------------------------------
Alliance International                            8.53%     3.42%      --       --     4.59%       4.90%
-----------------------------------------------------------------------------------------------------------------
Alliance Money Market                             3.40%     3.20%    2.97%    3.34%    2.93%       4.68%
-----------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        (5.97)%      --       --       --     8.35%       8.35
-----------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                              23.13%       --       --       --    23.13%      23.13%
-----------------------------------------------------------------------------------------------------------------
BT International Equity Index                    18.17%       --       --       --    18.17%      18.17%
-----------------------------------------------------------------------------------------------------------------
BT Small Company Index                           (3.87)%      --       --       --    (3.87)%     (3.87)%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  9.80%       --       --       --    12.59%       2.01%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      5.11%       --       --       --     4.18%       4.18%
-----------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    32.37%       --       --       --    26.45%      26.45%
-----------------------------------------------------------------------------------------------------------------
MFS Research                                     22.12%       --       --       --    18.24%      18.24%
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity          (28.19)%      --       --       --   (21.77)%    (24.67)%
-----------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                               10.02%       --       --       --    11.46%      11.46%
-----------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  11.02%       --       --       --    12.82%      12.82%
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       7.33%       --       --       --    13.72%      13.72%
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                11.88%       --       --       --     4.24%       4.24%
-----------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value              (11.45)%      --       --       --     2.01%       2.01%
-----------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Aggressive Stock, Alliance Common Stock, Alliance Conservative Investors, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, and Alliance Money Market (May 1, 1995); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); Morgan Stanley Emerging Markets Equity (September 2, 1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997). The inception dates for the variable investment options that became available on or after December 31, 1998, and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

** The inception dates for the portfolios underlying the Alliance variable investment options are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Aggressive Stock (January 27, 1986); Alliance Common Stock (January 13, 1976); Alliance Conservative Investors and Alliance Growth Investors (October 2,
     1989); Alliance Global (August 27, 1987); Alliance Growth and Income (October 1, 1993); Alliance High Yield (January 2, 1987); Alliance Intermediate Government Securities (April 1, 1991); Alliance International (April 3, 1995); Alliance Money Market (July 13, 1981); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998); EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

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66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    TABLE 2
                 GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED
                             ON DECEMBER 31, 1998:


-----------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF INVESTMENT PERIOD
                                                 ----------------------------------------------------------
                                                                                                   SINCE
                                                     1           3            5         10       PORTFOLIO
VARIABLE INVESTMENT OPTIONS                         YEAR       YEARS        YEARS      YEARS     INCEPTION*
-----------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $  984.50   $1,277.63   $1,549.85   $4,619.71   $ 6,388.98
-----------------------------------------------------------------------------------------------------------
Alliance Common Stock                            $1,270.00   $1,955.50   $2,428.99   $4,494.80   $20,499.72
-----------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                  $1,117.90   $1,275.32   $1,410.03          --   $ 1,979.28
-----------------------------------------------------------------------------------------------------------
Alliance Global                                  $1,195.60   $1,464.22   $1,754.46   $3,235.83   $ 3,001.81
-----------------------------------------------------------------------------------------------------------
Alliance Growth and Income                       $1,186.30   $1,731.03   $2,045.73          --   $ 2,023.23
-----------------------------------------------------------------------------------------------------------
Alliance Growth Investors                        $1,169.30   $1,473.15   $1,727.10          --   $ 3,272.51
-----------------------------------------------------------------------------------------------------------
Alliance High Yield                              $  931.00   $1,299.09   $1,450.09   $2,335.95   $ 2,569.97
-----------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities      $1,057.60   $1,127.36   $1,169.06          --   $ 1,444.19
-----------------------------------------------------------------------------------------------------------
Alliance International                           $1,085.30   $1,106.18          --          --   $ 1,210.96
-----------------------------------------------------------------------------------------------------------
Alliance Money Market                            $1,034.00   $1,099.25   $1,157.42   $1,388.83   $ 2,276.11
-----------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        $  940.30          --          --          --   $ 1,173.92
-----------------------------------------------------------------------------------------------------------
BT Equity 500 Index                              $1,231.30          --          --          --   $ 1,231.30
-----------------------------------------------------------------------------------------------------------
BT International Equity Index                    $1,181.70          --          --          --   $ 1,181.70
-----------------------------------------------------------------------------------------------------------
BT Small Company Index                           $  961.30          --          --          --   $   961.30
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                 $1,098.00          --          --          --   $ 1,267.70
-----------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                     $1,051.10          --          --          --   $ 1,085.42
-----------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                    $1,323.70          --          --          --   $ 1,598.96
-----------------------------------------------------------------------------------------------------------
MFS Research                                     $1,221.20          --          --          --   $ 1,398.09
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity           $  718.10          --          --          --   $   567.48
-----------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                               $1,100.20          --          --          --   $ 1,242.40
-----------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  $1,110.20          --          --          --   $ 1,272.79
-----------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                      $1,073.30          --          --          --   $ 1,293.27
-----------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                $1,118.80          --          --          --   $ 1,086.52
-----------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value               $  885.50          --          --          --   $ 1,040.68
-----------------------------------------------------------------------------------------------------------

-------------------

*Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE 3
                    ANNUALIZED RATES FOR RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1998:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                              SINCE
                                                                                                            PORTFOLIO
                                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS    20 YEARS   INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                        (1.55)%       8.69%       9.39%      16.69%         --       15.59%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                           12.16%       16.33%      14.87%      15.44%         --       13.69%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                        8.28%       17.77%      15.56%      16.49%         --       14.78%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                            27.00%       25.24%      19.66%      16.44%      16.42%      14.24%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                   22.86%       22.23%      18.63%      16.72%      16.30%      16.01%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       28.58%       28.23%      24.06%      19.21%      17.76%      15.98%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS                  11.79%        8.66%       7.37%         --          --        7.96%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                       14.20%       15.62%      14.31%         --          --       12.55%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       15.59%       14.45%      13.37%         --          --       12.08%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                  19.56%       13.76%      12.14%      12.69%         --       10.47%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Global                                   14.34%       14.67%      11.98%      11.21%         --          --
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       24.34%       17.77%      11.98%      11.21%         --        9.55%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME                       18.63%       20.27%      15.64%         --          --       14.68%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                          15.61%       21.25%      18.35%         --          --       17.89%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       22.85%       22.69%      19.96%         --          --       20.48%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                        16.93%       13.99%      11.80%         --          --       13.93%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                       14.20%       15.62%      14.31%         --          --       12.55%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       22.85%       22.69%      19.96%         --          --       15.55%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                              (6.90)%       9.30%       7.96%       9.11%         --        8.45%
-----------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                       (0.44)%       8.21%       7.37%       9.34%         --        8.97%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                        3.66%        9.11%       9.01%      11.08%         --       10.72%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES       5.76%        4.29%       3.44%         --          --        5.14%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Government                   7.68%        6.21%       5.91%         --          --        7.25%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                        8.49%        6.74%       6.45%         --          --        7.60%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                            8.53%        3.63%         --          --          --        5.49%
-----------------------------------------------------------------------------------------------------------------------
 Lipper International                            13.02%        9.94%         --          --          --       10.74%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       20.00%        9.00%         --          --          --        9.68%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                             3.40%        3.42%       3.23%       3.63%         --        5.11%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                              4.84%        4.87%       4.77%       5.20%         --        6.77%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                        5.05%        5.18%       5.11%       5.44%         --        6.76%
-----------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                        (5.97)%         --          --          --          --       10.25%
-----------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth                     (0.33)%         --          --          --          --       16.72%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                        1.23%          --          --          --          --       16.58%
-----------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                              23.13%          --          --          --          --       23.13%
-----------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                            26.78%          --          --          --          --       26.78%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       28.58%          --          --          --          --       28.58%
-----------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                    18.17%          --          --          --          --       18.17%
-----------------------------------------------------------------------------------------------------------------------
 Lipper International                            12.17%          --          --          --          --       12.17%
-----------------------------------------------------------------------------------------------------------------------
 Benchmark                                       20.00%          --          --          --          --       20.00%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
68  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 3 (CONTINUED)
                     ANNUALIZED RATES OF RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1998:

------------------------------------------------------------------------------------------------------
                                                                                              SINCE
                                                                                            PORTFOLIO
                                           1 YEAR    3 YEARS  5 YEARS  10 YEARS  20 YEARS   INCEPTION*
------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX               18.17%     --       --       --        --         18.17%
------------------------------------------------------------------------------------------------------
 Lipper International                       12.17%     --       --       --        --         12.17%
------------------------------------------------------------------------------------------------------
 Benchmark                                  20.00%     --       --       --        --         20.00%
------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                      (3.87)%    --       --       --        --         (3.87)%
------------------------------------------------------------------------------------------------------
 Lipper Small Cap                            1.53%     --       --       --        --          1.53%
------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%    --       --       --        --         (2.54)%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY             9.80%     --       --       --        --         15.46%
------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%     --       --       --        --         21.32%
------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%              --       --        --         31.63%
------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                 5.11%     --       --       --        --          5.23%
------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio            9.34%     --       --       --        --         11.15%
------------------------------------------------------------------------------------------------------
 Benchmark                                  19.55%     --       --       --        --         20.00%
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES               32.37%     --       --       --        --         32.69%
------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                             15.97%     --       --       --        --         22.72%
------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%    --       --       --        --         14.53%
------------------------------------------------------------------------------------------------------
MFS RESEARCH                                22.12%     --       --       --        --         22.44%
------------------------------------------------------------------------------------------------------
 Lipper Growth                              25.82%     --       --       --        --         28.73%
------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     --       --       --        --         31.63%
------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY     (28.19)%    --       --       --        --        (33.79)%
------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                   (30.50)%    --       --       --        --        (36.28)%
------------------------------------------------------------------------------------------------------
 Benchmark                                 (25.34)%    --       --       --        --        (28.92)%
------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                          10.02%     --       --       --        --         14.09%
------------------------------------------------------------------------------------------------------
 Lipper Balanced                            14.61%     --       --       --        --         17.83%
------------------------------------------------------------------------------------------------------
 Benchmark                                  21.36%     --       --       --        --         23.48%
------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE             11.02%     --       --       --        --         15.74%
------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%     --       --       --        --         21.32%
------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     --       --       --        --         31.63%
------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                  7.33%     --       --       --        --         16.85%
------------------------------------------------------------------------------------------------------
 Lipper Equity Income                       10.76%     --       --       --        --         19.07%
------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     --       --       --        --         31.63%
------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK           11.88%     --       --       --        --          5.30%
------------------------------------------------------------------------------------------------------
 Lipper International                       12.17%     --       --       --        --          9.06%
------------------------------------------------------------------------------------------------------
 Benchmark                                  20.00%     --       --       --        --         13.43%
------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE         (11.45)%    --       --       --        --          2.58%
------------------------------------------------------------------------------------------------------
 Lipper Small Cap                            1.53%     --       --       --        --         16.77%
------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%    --       --       --        --         14.53%
------------------------------------------------------------------------------------------------------

----------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                     TABLE 4
                     CUMULATIVE RATES OF RETURN FOR PERIODS
                            ENDED DECEMBER 31, 1998:


---------------------------------------------------------------------------------------------------------------------
                                                                                                             SINCE
                                                                                                           PORTFOLIO
                                                      1 YEAR     3 YEARS   5 YEARS  10 YEARS   20 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                              (1.55)%    28.42%    56.67%   368.05%         --      550.62%
---------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                                 12.16%     58.64%   102.73%   334.88%         --      448.32%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                              8.28%     63.35%   106.12%   360.30%         --      494.67%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                                  27.00%     96.46%   145.35%   358.29%   1,991.24%   2,026.84%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                         22.86%     84.52%   138.97%   388.00%   2,185.68%   3,490.04%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             28.58%    110.85%   193.91%   479.62%   2,530.43%   2,919.92%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS                        11.79%     28.29%    42.73%       --          --      103.05%
---------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                             14.20%     15.62%    14.31%       --          --       12.55%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             15.59%     14.45%    13.37%       --          --       12.08%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                                        19.56%     47.23%    77.37%   230.13%         --      209.63%
---------------------------------------------------------------------------------------------------------------------
 Lipper Global                                         14.34%     14.67%    11.98%    11.21%         --          --
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             24.34%     17.77%    11.98%    11.21%         --        9.55%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME                             18.63%     73.96%   196.77%       --          --      105.27%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                                15.61%     21.25%    18.35%       --          --       17.89%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             22.85%     22.69%    19.96%       --          --       20.48%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                              16.93%     48.12%    74.67%       --          --      233.85%
---------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                             14.20%     15.62%    14.31%       --          --       12.55%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             22.85%     22.69%    19.96%       --          --       15.55%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                                    (6.90)%    30.56%    46.65%   139.11%         --      164.68%
---------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                             (0.44)%    26.80%    43.00%   145.62          --      182.21%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                              3.66%     29.90%    53.96%   186.01%         --      239.69%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES             5.76%     13.43%    18.44%       --          --       47.46%
---------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Government                         7.68%      6.21%     5.91%       --          --        7.25%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                              8.49%      6.74%     6.45%       --          --        7.60%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                                  8.53%     11.30%       --        --          --       22.17%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                                  13.02%      9.94%       --        --          --       10.74%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             20.00%      9.00%       --        --          --        9.68%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                                   3.40%     10.60%    17.22%    42.89%         --      138.78%
---------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                                    4.84%     15.34%    26.25%    66.09%         --      214.68%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                              5.05%     16.35%    28.27%    69.88%         --      214.45%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                              (5.97)%       --        --        --          --       17.69%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small Company Growth                           (0.33)%       --        --        --          --       28.98%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                              1.23%        --        --        --          --       29.23%
---------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                                    23.13%        --        --        --          --       23.13%
---------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                                  26.78%        --        --        --          --       26.78%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             28.58%        --        --        --          --       28.58%
---------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                          18.17%        --        --        --          --       18.17%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                                  12.17%        --        --        --          --       12.23%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             20.00%        --        --        --          --       20.00%
---------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                                 (3.87)%       --        --        --          --       (3.87)%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                       1.53%        --        --        --          --        1.49%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                             (2.54)%       --        --        --          --       (2.54)%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
70  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                               TABLE 4 (CONTINUED)
         CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998:


-------------------------------------------------------------------------------------------------------
                                                                                               SINCE
                                                                                             PORTFOLIO
                                           1 YEAR     3 YEARS   5 YEARS  10 YEARS  20 YEARS  INCEPTION*
-------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY             9.80%      --        --        --        --      27.11%
-------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%      --        --        --        --      21.32%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%      --        --        --        --      31.63%
-------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                 5.11%      --        --        --        --       8.88%
-------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio            9.34%      --        --        --        --      11.15%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  19.55%      --        --        --        --      20.00%
-------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES               32.37%      --        --        --        --      60.31%
-------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                             15.97%      --        --        --        --      42.16%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%     --        --        --        --      25.40%
-------------------------------------------------------------------------------------------------------
MFS RESEARCH                                22.12%      --        --        --        --      40.19%
-------------------------------------------------------------------------------------------------------
 Lipper Growth                              25.82%      --        --        --        --      52.86%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%      --        --        --        --      57.60%
-------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY     (28.19)%     --        --        --        --     (43.02)%
-------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                   (30.50)%     --        --        --        --     (45.67)%
-------------------------------------------------------------------------------------------------------
 Benchmark                                 (25.34)%     --        --        --        --     (36.71)%
-------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                          10.02%      --        --        --        --      24.59%
-------------------------------------------------------------------------------------------------------
 Lipper Balanced                            14.61%      --        --        --        --      17.83%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  21.36%      --        --        --        --      23.48%
-------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE             11.02%      --        --        --        --      27.62%
-------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%      --        --        --        --      38.49%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%      --        --        --        --      57.60%
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                  7.33%      --        --        --        --      29.66%
-------------------------------------------------------------------------------------------------------
 Lipper Equity Income                       10.76%      --        --        --        --      19.07%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%      --        --        --        --      31.63%
-------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK            7.33%      --        --        --        --      29.66%
-------------------------------------------------------------------------------------------------------
 Lipper International                       12.17%      --        --        --        --       9.06%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  20.00%      --        --        --        --      13.43%
-------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE         (11.45)%     --        --        --        --       4.35%
-------------------------------------------------------------------------------------------------------
 Lipper Small Cap                            1.53%      --        --        --        --      16.77%
-------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%     --        --        --        --      14.53%
-------------------------------------------------------------------------------------------------------

----------------
*Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE 5
                         YEAR-BY-YEAR RATES OF RETURN:


------------------------------------------------------------------------------------------------------------------------------------
                                             1989    1990     1991     1992      1993     1994      1995    1996    1997      1998
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                   40.86%   6.16%   83.43%   (4.95)%   14.59%   (5.59)%   29.21%  19.93%   8.77%    (1.55)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                       23.28%  (9.82)%  35.34%    1.31%    22.52%   (3.94)%   30.01%  21.97%  26.84%    27.00%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors              2.61%   4.40%   17.67%    3.76%     8.77%   (5.86)%   18.19%   3.25%  11.15%    11.79%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global                             24.41%  (7.81)%  28.15%   (2.35)%   29.68%    3.29%    16.63%  12.47%   9.49%    19.56%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                     --      --       --       --     (0.72)%  (2.41)%   21.79%  17.86%  24.42%    18.63%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                    3.35%   8.61%   46.16%    2.96%    13.15%   (4.94)%   24.05%  10.51%  14.63%    16.93%
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                          3.20%  (2.95)%  22.17%   10.23%    20.88%   (4.58)%   17.71%  20.60%  16.28%    (6.90)%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities    --      --    10.71%    3.64%     8.50%   (6.13)%   11.24%   1.85%   5.31%     5.76%
------------------------------------------------------------------------------------------------------------------------------------
Alliance International                         --      --       --       --        --       --      9.76%   7.77%  (4.84)%    8.53%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                        7.18%   6.23%    4.23%    1.65%     1.06%    2.10%     3.80%   3.37%   3.48%     3.40%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                      --      --       --       --        --       --        --      --   25.16%+   (5.97)%
------------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                            --      --       --       --        --       --        --      --      --     23.13%
------------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                  --      --       --       --        --       --        --      --      --     18.17%
------------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                         --      --       --       --        --       --        --      --      --     (3.87)%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity               --      --       --       --        --       --        --      --   15.77%+    9.80%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                   --      --       --       --        --       --        --      --    3.58%+    5.11%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                  --      --       --       --        --       --        --      --   21.11%+   32.37%
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                                   --      --       --       --        --       --        --      --   14.80%+   22.12%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity         --      --       --       --        --       --        --      --  (20.66)%+ (28.19)%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                             --      --       --       --        --       --        --      --   13.24%+   10.02%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                --      --       --       --        --       --        --      --   14.96%+   11.02%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                    --      --       --       --        --       --        --      --   20.81%+    7.33%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock              --      --       --       --        --       --        --      --   (2.57)%+  11.88%
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value             --      --       --       --        --       --        --      --   17.84%+  (11.45)%
------------------------------------------------------------------------------------------------------------------------------------

--------------------

+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
72  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA


In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                            Investment Management Weekly
Morningstar's Variable Annuity                      Money Management Letter
 Sourcebook                                         Investment Dealers Digest
Business Week                                       National Underwriter
Forbes                                              Pension & Investments
Fortune                                             USA Today
Institutional Investor                              Investor's Business Daily
Money                                               The New York Times
Kiplinger's Personal Finance                        The Wall Street Journal
Financial Planning                                  The Los Angeles Times
Investment Adviser                                  The Chicago Tribune
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and


o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option and Alliance Intermediate Government Securities option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all contract charges and expenses other than the optional baseBUILDER benefits charge, and any charge for taxes such

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option, Alliance High Yield Option, and Alliance Intermediate Government Securities Option" in the SAI.

--------------------------------------------------------------------------------
74  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------


Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated September 1, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                      APPENDIX I:  PURCHASE CONSIDERATIONS FOR QP CONTRACTS  A-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Appendix I:  Purchase considerations for QP contracts


--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Equitable Accumulator Select QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator Select QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.

Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider whether the QP contract is an appropriate purchase for annuitants approaching or over age
70 1/2.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

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                              APPENDIX II:  MARKET VALUE ADJUSTMENT EXAMPLE  B-1
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Appendix II:  Market value adjustment example


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The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2000 to a fixed maturity option with a maturity date of February 15, 2009 (nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.

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                                                     ASSUMED RATE TO MATURITY ON
                                                          FEBRUARY 15, 2004
--------------------------------------------------------------------------------
                                                          5.00%         9.00%
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AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------
(1) Market adjusted amount                              $144,048      $119,487
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(2) Fixed maturity amount                               $131,080      $131,080
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(3) Market value adjustment: (1)-(2)                    $ 12,968      $(11,593)
--------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
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(4) Portion of market value adjustment associated with
    withdrawal:  (3) x [$50,000/(1)]                    $  4,501      $ (4,851)
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(5) Reduction in fixed maturity amount:                 $ 45,499      $ 54,851
    [$50,000-(4)]
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(6) Fixed maturity amount: (2)-(5)                      $ 85,581      $ 76,229
--------------------------------------------------------------------------------
(7) Maturity value                                      $120,032      $106,915
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(8) Market adjusted amount of (7)                       $ 94,048      $ 69,487
--------------------------------------------------------------------------------
You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

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                     APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  C-1
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Appendix III: Guaranteed minimum death benefit example


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The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.

The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option, Alliance Intermediate Government Securities option, or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:


--------------------------------------------------------------------------------
  END OF                         5% ROLL UP TO AGE 80  ANNUAL RATCHET TO AGE 80
 CONTRACT                         GUARANTEED MINIMUM      GUARANTEED MINIMUM
   YEAR         ACCOUNT VALUE       DEATH BENEFIT(1)         DEATH BENEFIT
--------------------------------------------------------------------------------
    1             $105,000            $105,000(1)            $105,000(3)
--------------------------------------------------------------------------------
    2             $115,500            $110,250(2)            $115,500(3)
--------------------------------------------------------------------------------
    3             $129,360            $115,763(2)            $129,360(3)
--------------------------------------------------------------------------------
    4             $103,488            $121,551(1)            $129,360(4)
--------------------------------------------------------------------------------
    5             $113,837            $127,628(1)            $129,360(4)
--------------------------------------------------------------------------------
    6             $127,497            $134,010(1)            $129,360(4)
--------------------------------------------------------------------------------
    7             $127,497            $140,710(1)            $129,360(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.
(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.
(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

Statement of additional information


--------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                                    PAGE
Unit Values                                                           2
Annuity Unit Values                                                   2
Custodian and Independent Accountants                                 3
Yield Information for the Alliance Money Market Option,
  Alliance High Yield Option, and Alliance Intermediate
  Government Securities Option                                        3
Long-Term Market Trends                                               4
Key Factors in Retirement Planning                                    7
Financial Statements                                                 11


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

Send this request form to:
  Equitable Accumulator Select
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Equitable Accumulator Select SAI for Separate Account No. 45 dated October 18, 1999:


--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


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City                     State     Zip






(IM-99-01 SAI (10/99))
<<<Prospectus Goes Here: p/ts61/e2155/e2155.edg>